UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2009
Littelfuse, Inc.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	0-20388 (Commission File No.)	36-3795742 (I.R.S. Employer Identification No.)
O’Hare Plaza
8755 West Higgins Road, Suite 500
Chicago, Illinois 60631
(Address of principal executive offices, including zip code)
(773) 628-1000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 19, 2009, Littelfuse, Inc. issued a press release announcing certain restructuring plans. The press release is furnished pursuant to Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Description
99.1	Press release of Littelfuse, Inc., dated May 19, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC. (Registrant)
Date: May 20, 2009	/s/ Philip G. Franklin
Philip G. Franklin
Vice President, Operations Support, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
Number	Description
99.1	Press release of Littelfuse, Inc., dated May 19, 2009.